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                                                               Exhibit 10.40c(1)


                       PROMISSORY NOTE EXTENSION AGREEMENT
                       -----------------------------------

         THIS PROMISSORY NOTE EXTENSION AGREEMENT ("Agreement") is entered into by and between THE PROVIDENT BANK, an Ohio banking corporation, One East Fourth Street, Cincinnati, Ohio 45202 (the "Lender") JAGI CLEVELAND-INDEPENDENCE, LLC, a/k/a JAGI Cleveland-Independence, Ltd., a Delaware limited liability company (the "Borrower") and LOUIS S. BECK and HARRY G. YEAGGY (collectively, the "Guarantors") effective as of June 11, 2003.

                                   WITNESSETH:

         Whereas, on August 14, 1998, Borrower executed and delivered to Lender a Promissory Note in the principal amount of Twenty One Million Eight Hundred Thousand and 00/100 Dollars ($21,800,000.00) (the "Note"); and

Whereas, Borrower has requested that Lender extend the maturity date of the Note from August 1, 2003 to January 1, 2004;

Whereas, Lender has agreed to extend the maturity date of the Note to January 1, 2004.

Now, therefore, for good and valuable considerations paid, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Notwithstanding any terms to the contrary set forth in the Note, the parties hereby agree that the maturity date of the Note shall be extended from August 1, 2003 to January 1, 2004, at which time the entire outstanding principal amount of the Note and all accrued but unpaid interest thereon shall thereupon become due and payable, without notice or demand.

2. Except as modified hereby, the Note shall remain in full force and effect in accordance with its terms. In addition, Borrower and Lender agree that the indebtedness evidenced by the Note, as modified, shall continue to be secured by any mortgages, security agreements, assignments of leases and rents and any other security documents executed in connection with the original indebtedness (collectively the "Security Documents"), and the parties agree and acknowledge that this Agreement is made in reliance upon the continued security of these Security Documents.

3. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of Ohio. This Agreement shall inure to the benefit of and be binding on the respective heirs, executors, administrators, successors and assigns of the parties hereto.

4. The Guarantors join in the execution of this Agreement to evidence their consent to the extension of the maturity date of the Note and to acknowledge that their guaranty of the repayment of the Note and sums due under the loan documents evidencing and securing the Note shall continue to remain in effect, notwithstanding such extension.

This Agreement is hereby executed and delivered effective as of the date first written above.

                                        LENDER:

                                        THE PROVIDENT BANK

                                        By: /s/ James H. Beck
                                            ------------------------
                                              James H. Beck
                                              Vice President

                                        BORROWER:

                                        JAGI CLEVELAND-INDEPENDENCE, LLC,
                                        a Delaware limited liability company

                                        By: Janus Cleveland-Independence, Inc.
                                              Its Managing Member

                                        By: /s/ Richard A. Tonges
                                             ------------------------
                                             Richard A. Tonges
                                             Vice President

                                        GUARANTORS:

                                        /s/ Louis S. Beck
                                        ----------------------------
                                        LOUIS S. BECK


                                        /s/ Harry G. Yeaggy
                                        ----------------------------
                                        HARRY G. YEAGGY